Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,738.7	$1,424.7	$3,451.4	$3,313.3
Operating expenses
Cost of natural gas	1,475.6	1,185.6	2,959.9	2,833.3
Operating and administrative	105.1	87.3	202.8	161.2
Power	27.3	24.2	57.4	50.5
Depreciation and amortization	39.8	34.0	76.3	66.7
	1,647.8	1,331.1	3,296.4	3,111.7
Operating income	90.9	93.6	155.0	201.6
Interest expense	21.5	27.6	46.8	55.5
Other income	0.5	4.4	1.9	5.4
Income before income tax expense	69.9	70.4	110.1	151.5
Income tax expense	1.3	—	2.4	—
Net income	$68.6	$70.4	$107.7	$151.5
Net income allocable to limited partner units	$59.3	$63.2	$90.7	$137.1
Net income per limited partner unit (basic and diluted)	$0.69	$0.96	$1.10	$2.08
Weighted average limited partner units outstanding	86.5	65.9	82.2	65.8

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2007	2006
	(unaudited; in millions)
Cash provided by operating activities
Net income	$107.7	$151.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	76.3	66.7
Derivative fair value (gains) losses	12.6	(29.4)
Gain on Sale of Assets	(0.2)	—
Inventory market price adjustment	1.5	9.7
Environmental liabilities	(1.0)	0.8
Other	(1.8)	1.0
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	49.4	(33.1)
Due from General Partner and affiliates	5.0	14.2
Accrued receivables	43.5	239.6
Inventory	(3.9)	(26.5)
Current and long-term other assets	(4.5)	(4.3)
Due to General Partner and affiliates	19.7	11.0
Accounts payable and other	(14.5)	(7.4)
Accrued purchases	(42.4)	(221.7)
Interest payable	5.3	—
Current income tax payable	2.3	—
Property and other taxes payable	3.7	(5.1)
Net cash provided by operating activities	258.7	167.0
Cash used in investing activities
Additions to property, plant and equipment	(891.5)	(285.2)
Changes in construction payables	87.2	4.8
Asset acquisitions, net of cash acquired	—	(33.2)
Proceeds from Sales of Assets	0.9	—
Other	(2.0)	0.1
Net cash used in investing activities	(805.4)	(313.5)
Cash provided by financing activities
Net proceeds from unit issuances	628.8	—
Distributions to partners	(115.8)	(113.2)
Net borrowings from Credit Facility	—	10.0
Net issuances (repayments) of commercial paper	(46.5)	269.1
Repayment on affiliate loan	—	(20.0)
Net cash provided by financing activities	466.5	145.9
Net decrease in cash and cash equivalents	(80.2)	(0.6)
Cash and cash equivalents at beginning of year	184.6	89.8
Cash and cash equivalents at end of period	$104.4	$89.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2007	December 31, 2006
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$104.4	$184.6
Receivables, trade and other, net of allowance for doubtful accounts of $1.7 in 2007 and $2.4 in 2006	97.2	146.7
Due from General Partner and affiliates	25.5	30.5
Accrued receivables	473.0	516.5
Inventory	119.5	117.1
Other current assets	15.8	13.9
	835.4	1,009.3
Property, plant and equipment, net	4,641.9	3,824.9
Other assets, net	36.2	26.1
Goodwill	265.7	265.7
Intangibles, net	97.3	97.8
	$5,876.5	$5,223.8
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$42.3	$22.6
Accounts payable and other	314.0	211.5
Accrued purchases	487.9	530.3
Interest payable	12.1	11.4
Property and other taxes payable	23.8	18.6
Loans from General Partner and affiliates	140.8	136.2
Current maturities of long-term debt	31.0	31.0
	1,051.9	961.6
Long-term debt	2,015.8	2,066.1
Environmental liabilities	3.7	3.3
Other long-term liabilities	176.0	149.4
	3,247.4	3,180.4
Commitments and contingencies

Partners’ capital
Class A common units (Units issued—55,238,834 in 2007 and 49,938,834 in 2006)	1,370.2	1,141.7
Class B common units (Units issued—3,912,750 in 2007 and 2006)	74.9	67.6
Class C units (Units issued—17,459,447 in 2007 and 11,070,152 in 2006)	850.2	509.8
i-units (Units issued—13,108,074 in 2007 and 12,674,148 in 2006)	497.5	466.3
General Partner	60.9	47.6
Accumulated other comprehensive loss	(224.6)	(189.6)
	2,629.1	2,043.4
	$5,876.5	$5,223.8

NET INCOME PER LIMITED PARTNER UNIT

Net income per limited partner unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of our limited partner units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
	(in millions, except per unit amounts)
Net income	$68.6	$70.4	$107.7	$151.5
Allocations to the General Partner:
Net income allocated to the General Partner	(1.4)	(1.4)	(2.2)	(3.0)
Incentive income allocated to the General Partner	(7.9)	(5.7)	(14.7)	(11.3)
Historical cost depreciation adjustments	—	(0.1)	(0.1)	(0.1)
	(9.3)	(7.2)	(17.0)	(14.4)
Net income allocable to limited partner units	$59.3	$63.2	$90.7	$137.1
Weighted average limited partner units outstanding	86.5	65.9	82.2	65.8
Net income per limited partner unit (basic and diluted)	$0.69	$0.96	$1.10	$2.08

DERIVATIVE FINANCIAL INSTRUMENTS—COMMODITY PRICE RISK

The following table presents the mark-to-market gains and losses associated with changes in the fair value of our commodity price derivative financial instruments, which are recorded as an element of Cost of natural gas in our Consolidated Statements of Income and disclosed as a reconciling item on our Statements of Cash Flows:

	Three months ended June 30,		Six months ended June 30,
Derivative fair value gains (losses)	2007	2006	2007	2006
	(in millions)
Natural Gas segment
Ineffectiveness	$0.2	$(0.1)	$0.3	$(0.1)
Non-qualified hedges	(2.8)	(3.6)	(6.0)	(1.8)
Marketing
Non-qualified hedges	6.3	5.4	(6.9)	31.3
Derivative fair value gains (losses)	$3.7	$1.7	$(12.6)	$29.4

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

The following tables present certain financial information about our business segments:

	As of and for the three months ended June 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$129.4	$1,384.4	$954.3	$—	$2,468.1
Less: Intersegment revenue	—	670.1	59.3	—	729.4
Operating revenue	129.4	714.3	895.0	—	1,738.7
Cost of natural gas	—	591.8	883.8	—	1,475.6
Operating and administrative	40.6	60.9	1.9	1.7	105.1
Power	27.3	—	—	—	27.3
Depreciation and amortization	16.7	22.4	0.7	—	39.8
Operating income	44.8	39.2	8.6	(1.7)	90.9
Interest expense	—	—	—	21.5	21.5
Other income	—	—	—	0.5	0.5
Income (loss) before income tax expense	44.8	39.2	8.6	(22.7)	69.9
Income tax expense	—	—	—	1.3	1.3
Net income	$44.8	$39.2	$8.6	$(24.0)	$68.6
Capital expenditures (excluding acquisitions)	$270.2	$219.2	$0.3	$2.5	$492.2

	As of and for the three months ended June 30, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$124.9	$1,231.3	$667.6	$—	$2,023.8
Less: Intersegment revenue	—	557.8	41.3	—	599.1
Operating revenue	124.9	673.5	626.3	—	1,424.7
Cost of natural gas	—	566.9	618.7	—	1,185.6
Operating and administrative	35.1	50.0	1.5	0.7	87.3
Power	24.2	—	—	—	24.2
Depreciation and amortization	15.9	17.9	0.1	0.1	34.0
Operating income	49.7	38.7	6.0	(0.8)	93.6
Interest expense	—	—	—	27.6	27.6
Other income	—	—	—	4.4	4.4
Net income	$49.7	$38.7	$6.0	$(24.0)	$70.4
Capital expenditures (excluding acquisitions)	$34.4	$148.0	$0.5	$3.6	$186.5

(1)             Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.

	As of and for the six months ended June 30, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$262.2	$2,708.7	$1,843.7	$—	$4,814.6
Less: Intersegment revenue	—	1,238.9	124.3	—	1,363.2
Operating revenue	262.2	1,469.8	1,719.4	—	3,451.4
Cost of natural gas	—	1,255.0	1,704.9	—	2,959.9
Operating and administrative	74.3	122.2	3.5	2.8	202.8
Power	57.4	—	—	—	57.4
Depreciation and amortization	33.1	42.4	0.8	—	76.3
Operating income	97.4	50.2	10.2	(2.8)	155.0
Interest expense	—	—	—	46.8	46.8
Other income	—	—	—	1.9	1.9
Income before income tax expense	97.4	50.2	10.2	(47.7)	110.1
Income tax expense	—	—	—	2.4	2.4
Net income	$97.4	$50.2	$10.2	$(50.1)	$107.7
Total assets	$2,279.0	$3,074.0	$353.1	$170.4	$5,876.5
Capital expenditures (excluding acquisitions)	$493.4	$385.9	$1.5	$10.7	$891.5

	As of and for the six months ended June 30, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$247.5	$2,833.2	$1,634.0	$—	$4,714.7
Less: Intersegment revenue	—	1,288.7	112.7	—	1,401.4
Operating revenue	247.5	1,544.5	1,521.3	—	3,313.3
Cost of natural gas	—	1,340.4	1,492.9	—	2,833.3
Operating and administrative	63.7	93.7	2.6	1.2	161.2
Power	50.5	—	—	—	50.5
Depreciation and amortization	31.8	34.5	0.2	0.2	66.7
Operating income	101.5	75.9	25.6	(1.4)	201.6
Interest expense	—	—	—	55.5	55.5
Other income	—	—	—	5.4	5.4
Net income	$101.5	$75.9	$25.6	$(51.5)	$151.5
Total assets	$1,704.7	$2,421.6	$276.5	$85.1	$4,487.9
Capital expenditures (excluding acquisitions)	$50.8	$229.1	$0.9	$4.4	$285.2

(1)             Corporate consists of interest expense, interest income and certain other costs such as franchise and income taxes, which are not allocated to our business segments.